UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 31, 2008

Marani Brands, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-123176	20-2008579
(State or other jurisdiction of incorporation)	(CommissionFile Number)	(I.R.S. Employer Identification No.)

9900 Research Drive
Irvine, California 92618
(Address of principal executive offices) (zip code)

(949) 635-1240
(Registrant's telephone number, including area code)

Fit for Business International, Inc.
(Former name or former address, if changed since last report.)

                         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

                 Effective at the open of business on Monday, March 31, 2008, a Certificate of Amendment to our Articles of Incorporation went effective which had the following effects:

1.	Our name was changed to Marani Brands, Inc.;

2.	Our issued and outstanding common stock underwent a 1-for-250 reverse split;

3.	Our authorized common stock was increased to 300,000,000 shares.

                 As a result of the name change and reverse stock split, also effective on the open of business on Monday, March 31, 2008, our trading symbol was changed to "MRIB".

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

3.1	Certificate of Amendment to Articles of Incorporation filed March 10, 2008

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 31, 2008

/s/	Adele Ruger
By:	Adele Ruger
Its:	President